Note 11 - Retirement Plan	12 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Compensation and Employee Benefit Plans [Text Block]

11.   RETIREMENT PLAN

The Company maintains the Friedman Industries, Inc. Employees’ Retirement and 401(k) Plan (the “Plan”). Employees fully vest in the Plan upon six years of service.

Employees may elect to participate in the 401(k) portion of the Plan. Employees are eligible to participate in the Plan when the employee has completed sixty calendar days of service. Under the Plan, participating employees may defer a portion of their earnings up to certain limits prescribed by the Internal Revenue Service. The Company provides matching contributions under the provisions of the Plan. Contribution expense related to the 401(k) portion of the Plan was approximately $0.5 million and $0.5 million for the years ended  March 31, 2025 and 2024, respectively.

The retirement portion of the Plan covers substantially all employees, including officers. Any contributions are determined at the discretion of the Board of Directors in an amount not to exceed 15% of the total compensation paid during the year to all eligible employees. The Company did not make a contribution to the retirement portion of the Plan in fiscal 2025 or fiscal 2024.  Contributions, plan earnings and forfeitures of non-vested accounts of terminated participants are allocated to the remaining individual accounts determined by a point schedule based on years of employment with the Company.